UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 13, 2025

CLASSOVER HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-42588	99-2827182
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

450 7th Avenue, Suite 905 New York, New York	10123
(Address of Principal Executive Offices)	(Zip Code)

(800) 345-9588

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock, par value $0.0001 per share	KIDZ	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class B Common Stock, each at an exercise price of $11.50 per share	KIDZW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously reported, on April 4, 2025 (the “Closing Date”), Classover Holdings, Inc. (the “Company”) entered into a Registration Rights Agreement (the “PIPE Registration Rights Agreement”) with a certain investor (the “PIPE Investor”) providing for certain registration rights with respect to certain shares of Class B Common Stock of the Company underlying the Series B Preferred Stock held by the PIPE Investor (the “Registrable Securities”).  Pursaunt to the PIPE Registration Rights Agreement, the Company had agreed to register the resale of the Registrable Securities within 45 days after the Closing Date (the “Filing Deadline”) and to have such registration statement effective within 60 days of the Closing Date (or the fifth (5th) business day after the Company was notified by the Securities Exchange Commission that such registration statement would not be reviewed or subject to further review) (the “Effectiveness Deadline”).

On May 13, 2025, the Company and the PIPE Investor entered into an agreement (the “Waiver Agreement”) pursuant to which (x) the Filing Deadline would be extended from 45 calendar days to 75 calendar days after the Closing Date (or, if the Registrable Securities will be included in the Company’s registration statement on Form S-1 (Registration Number 333-287044) (the “Resale Form S-1”) by way of amendment and such Resale Form S-1 is reviewed by the SEC, 105 calendar days after the Closing Date) and (y) the Effectiveness Deadline shall be extended from 60 calendar days to 90 calendar days after the Closing Date (or, if the Registrable Securities will be included in the Resale Form S-1 and such Resale Form S-1 is reviewed by the SEC, 150 calendar days after the Closing Date).  All other terms of the PIPE Registration Rights Agreement remain unchanged and in effect.

The foregoing description of the Waiver Agreement is not complete and is qualified in its entirety by reference to the full text of the Waiver Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

10.1	Form of Waiver Agreement
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLASSOVER HOLDINGS, INC.

Dated: May 14, 2025	By:	/s/ Hui Luo
Name: Hui Luo
Title: Chief Executive Officer

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